EXHIBIT 99.1

DEMAND FOR ARBITRATION
SUPPLEMENT

To Respondent:

Seneca Nation of Indians
PO Box 231
Salamanca, New York 14779

From Claimant:

Rotate Black Gaming, Inc., f/k/a Solstice International, Inc.
628 Harbor View Lane
Petoskey, MI 49770

Lawyer for Claimant:

Steven D Talbot, PS
2101 NE 129th Street, Suite 213
Vancouver, WA 98686
360-816-8518 phone
360-816-8503 fax

DEMAND FOR ARBITRATION SUPPLEMENT

PARTIES

1.                      Claimant, Rotate Black Gaming, Inc., is a Nevada corporation with its office in Petoskey, Michigan, and it is the successor in interest to Solstice International, Inc., by way of a change of name.

2.                      Respondent, Seneca Nation of Indians, is a federally recognized Indian tribal government located in the state of New York.

ARBITRATION AUTHORITY

3.                      This demand is made pursuant to the arbitration provision contained in the DA at page 33, paragraph 13.2 and in the MA at page 45, paragraph 13.2, as more fully described below.

NATURE OF DISPUTE

BACKGROUND

4.                      This matter involves the breach of two contracts; a Development Agreement (“DA”) and a Management Agreement (“MA”).  Under the DA, Claimant would locate land for the construction thereon of a Class III gaming casino in the Catskills area of New York state (the “Land”), acquire the Land, convey the Land to the Nation (which would take steps and actions to make the Land gaming eligible in a matter of months), construct the Class III casino on the Land and pursuant to the MA, manage the casino for seven years with the right to renew the MA for an additional seven years.  The contracts are between the Seneca Nation of Indians (the “Nation”) and Solstice International, Inc., k/n/a Rotate Black Gaming, Inc., (“Claimant”).

5.                      This matter also involves the fraudulent inducement of Claimant to enter into the DA and MA, securities fraud, intentional misrepresentation, tortious interference with business relationships in the performance of the DA and MA by Respondent through its agent, Rob Porter, who also acted on his own behalf and a claim for damages.

DEMAND FOR ARBITRATION SUPPLEMENT

6.                      The Nation represented to Claimant and its investors that it could acquire lands in New York State and have those lands become gaming eligible and thereby enter the Catskills gaming market in a matter of months under the Seneca Nation Lands Claim Settlement Act of 1990 (‘SNLCSA”).

7.                      The Nation further represented to Claimant that it had successfully acquired land in this manner for its then existing casinos in Western New York State and that it was experienced in acquiring land in this manner.

8.                      Claimant and its investors were interested in this project primarily because of the representations made by the Nation that it could acquire land and enter into the Catskills gaming market in a matter of months.

9.                      Pursuant to this transaction, Claimant was required to pay $3.0 million to the Nation to cover the cost the Nation would incur in pursuit of the casino development through the use of the SNLCSA and other development costs which Claimant obtained by borrowing from Stillwater and giving Stillwater a promissory note for $3.0 million.

10.                      The DA required the creation of an “Enterprise” to consist of two members of the Nation and two members from Claimant.  The Enterprise had certain prescribed authority with respect to overseeing the MA and DA and promoting the progress of these contracts.

DEMAND FOR ARBITRATION SUPPLEMENT

CAUSES OF ACTION

First Cause of Action
FRAUD

11.                      In reliance on the representations and omissions of the Nation, Claimant signed the DA and MA on June 22, 2007.

12.                      In reliance on the representations and omissions of the Nation, and with the full and complete knowledge of the Nation, the Nation fraudulently induced Claimant to sign a promissory note for $3.0 million for a short-term bridge loan for the purpose of managing the up-front cash payment to the Nation in the interim until the long term financing for the project could be arranged.

13.                      The Nation failed and refused to disclose to Claimant that it was in the process of acquiring other parcels of land under the SNLCSA, that there was a limit on funds available for acquiring land pursuant to the SNLCSA, and that the Nation was quickly exhausting the availability of funding under the SNLCSA, and that this exhaustion of funds would hinder, disrupt, delay, reduce and/or prevent the short time frame it represented to Claimant would be necessary for the Land to become gaming eligible and to enter the Catskills gaming market in a matter of months.

14.                      The Nation failed and refused to disclose to Claimant that at the time of execution of the DA and MA, the Nation knew of potential and/or threatened litigation that would have a substantially and materially detrimental effect on Claimant’s ability to perform under the DA and MA.

DEMAND FOR ARBITRATION SUPPLEMENT

15.                      The Nation failed to disclose to Claimant that it was in a dispute with the National Indian Gaming Commission, NIGC, over the amount of funds available for the Catskills casino and failed and refused to inform Claimant that the promised funds may not be available.

16.                      The Nation failed and refused to disclose to Claimant that it was in arrears in payments to the state of New York for exclusivity rights in the amount of approximately $200 million.

17.                      The Nation failed and refused to disclose to Claimant that it was in a dispute with the State of New York over payment of fees due to the State of New York in excess of $40 million dollars for services provided by the State Police.

18.                      The Nation had a duty to disclose the omissions it failed and refused to disclose to Claimant alleged herein.

19.                      Claimant relied on each and every representation and omission of the Nation and Claimant had the right to rely on such representations and omissions.

20.                      Claimant would not have signed the DA and MA if any one of the omissions had been disclosed to Claimant.

21.                      Claimant has been damaged by the Nation’s fraudulent representations and omissions in an amount to be proven in Arbitration.

SECOND CAUSE OF ACTION
INTENTIONAL MISREPRESENTATION

22.                      Claimant realleges paragraphs 11 through 21.

DEMAND FOR ARBITRATION SUPPLEMENT

23.                      The actions, representations and omissions of the Nation and failures to disclose information to Claimant constitute Intentional Misrepresentations which damaged Claimant.

THIRD CAUSE OF ACTION
SECURITIES FRAUD

24.                      Claimant realleges paragraph 12.

25.                      The actions of the Nation in fraudulently inducing Claimant to sign the promissory note constitute securities fraud for which the Nation is liable to Claimant for all damages suffered by Claimant thereby.

FOURTH CAUSE OF ACTION
BREACH OF CONTRACT

26.                      Claimant located and acquired the Land and attempted to convey it to the Nation.  The Nation was required by the DA to accept the conveyance of the Land and then to take and perform certain actions to make the Land gaming eligible under the SNLCSA, but failed and refused to do so thereby frustrating, hindering and preventing Claimant from performing under the DA.

27.                      Claimant incurred fees and expenses for acquiring complete architectural designs and drawings for the Class III casino and for other operating expenses, and the Nation, in bad faith, failed and refused to perform those acts and duties to allow construction to go forward which failure and refusal damaged Claimant in that Claimant was prevented from recovering its costs of designing the casino and other operating costs.

DEMAND FOR ARBITRATION SUPPLEMENT

28.                      Claimant incurred various operating expenses in the amount of $2,050,260.07 in its pursuit of performance of the DA and MA for which the Nation is obligated to reimburse to Claimant.

29.                      The Nation submitted the DA to the NIGC for approval but when it received comments back from the NIGC, the Nation failed and refused to respond to the comments, and took no further action as required under the DA, which inaction prevented Claimant from performing under the DA.

30.                      The Nation was required to take steps to amend the Tribal Gaming Ordinance to authorize gaming on the Land, but failed and refused to do so which inaction prevented  Claimant from performing under the DA.

31.                      The Nation improperly and in bad faith, required Claimant to submit to a licensing process and then worked to undermine Claimant such that Claimant was denied licensing, to the detriment and damage of Claimant.

32.                      In the improper licensing process, the Nation alleged that Claimant could not fund the DA and MA, notwithstanding that Claimant had secured the necessary funding to complete the DA and MA.

33.                      At the request of the Nation, ostensibly in furtherance of the DA and/or MA, Claimant under took various miscellaneous actions for which Claimant is entitled to reimbursement from the Nation.

34.                      The actions and inactions of the Nation which prevented Claimant from performing under the DA and MA, have damaged Claimant in that Claimant is now unable to realize future profits in an amount to be proven at the arbitration hearing but which amount is no less than $350,000,000.

DEMAND FOR ARBITRATION SUPPLEMENT

35.                      After proper notice was given to the Nation, and contrary to the provisions of Section 13.4 of the DA, and a similar provision in the MA, the Nation, in bad faith, has failed and refused to make a serious effort to meet, cure any breach, and otherwise make a good faith effort to resolve the differences detailed herein.

36.                      All of the actions and inactions alleged herein as having been committed by the Nation, delayed the commencement of construction of the casino such that the DA and MA expired by their terms, thereby damaging Claimant in amounts to be proven in Arbitration.

37.                      All of the actions, inactions, failures to disclose, omissions and other actions by the Nation that damaged Claimant were done in bad faith thereby breaching the covenant of good faith and fair dealing.

FIFTH CAUSE OF ACTION
TORTIOUS INTERFERENCE WITH BUSINESS RELATIONS

38.                      The Nation, by and through its agent, Rob Porter, the Vice chairman of the Enterprise breached his fiduciary duties to his fellow board members and Claimant by delivering contradictory positions to Federal, State and local officials with respect to the proceedings under the SNLCSA, which contradictory positions damaged Claimant.

39.                      The Nation, in bad faith, by and through its agent, Rob Porter, engaged in various actions and inactions that impaired and interfered with the financing, development, construction, operation and promotion of the construction of the Class III casino, which actions and inactions prevented Claimant from performing under the DA.

DEMAND FOR ARBITRATION SUPPLEMENT

40.                      The Nation, by and through its agent, Rob Porter, Vice Chairman of the Enterprise breached his fiduciary duties as a board member of the Enterprise by engaging in various actions and inactions that impaired the  political viability of the DA and MA which actions hindered, impeded and damaged Claimant.

41.                      The Nation, by and through its agent, Rob Porter, prevented Claimant from engaging in discussions, negotiations and other actions with respect to conveying the Land to the Nation which conveyance was required by the DA and failed to disclose to the board certain information on the true intentions of Nation, which information he had a duty to disclose and if disclosed, would have caused Claimant to take action to protect itself from loss.

42.                      Nation, by and through its agent, Rob Porter, engaged in consultations with other developers about matters exclusively reserved to Claimant thereby undermining and preventing Claimant from performing under the DA.

SIXTH CAUSE OF ACTION
UNJUST ENRICHMENT

43.                      Claimant has funds on deposit in a bank account owned or controlled by the Nation in the amount of $25,000, which funds are the property of Claimant and should be returned to Claimant with interest at 12% per annum since the date of delivery to the Nation.

44.                      Claimant purchased and delivered to the Nation the Land which Land now is and remains titled in the name of the Nation or an entity controlled by the Nation and the Nation has not reimbursed Claimant for its expenses in acquiring the Land thereby unjustly enriching the Nation.

45.                      Claimant has paid certain other sums for the benefit of the Nation for which amounts the Nation has not reimbursed Claimant thereby unjustly enriching the Nation.

SEVENTH CAUSE OF ACTION
ACTION FOR DAMAGES

46.                      Claimant has incurred interest expense on the funds it borrowed for its payment of $3.0 million to the Nation in the amount of $2,719,141.04, which amount will continue to increase until paid.

47.                      Claimant incurred various operating expenses of no less than $2,050,260.07 in complying with the provisions of the DA and MA.

48.                      Claimant incurred various payroll expenses of no less than $3,141,750.00  in complying with the provisions of the DA and MA.

49.                      Claimant was required to purchase additional land for the benefit of the Nation, the 3D Land, at a cost to Claimant of $556,000, which amount Claimant is entitled to recover from the Nation on the basis of the various breaches outlined herein.

50.                      Claimant has incurred interest charges on the funds it borrowed to purchase the 3D Land of no less than $87,290.58 which amount will continue to increase until paid.

51.                      Claimant incurred costs and expenses in connection with a stock offering it was required to make to purchase additional land for the benefit of the Nation, the Shawanga Land Option, in an amount no less than $8,570,674.

52.                      Claimant incurred costs and expenses for legal fees and licensing fees in pursuing the DA and MA in an amount of no less than $613,554.10.

53.                      All of the forgoing amounts of costs, expenses, fees and interest incurred and/or expended by Claimant were for the benefit of the Nation and the Nation has been unjustly enriched thereby and the Nation should be ordered to disgorge all such funds.

DEMAND FOR ARBITRATION SUPPLEMENT

ARBITRATION AGREEMENT

54.                      This demand is made pursuant to the arbitration agreement contained in the DA at page 33, paragraph 13.2 and in the MA at page 45, paragraph 13.2.

RELIEF REQUESTED

Claimant seeks relief from the honorable Arbitrators in this matter as follows:

55.                      For an order requiring payment to Claimant by the Nation in the amount of $3,247,884 for Claimant’s expenses associated with purchasing the Land, and

56.                      For an order requiring payment to Claimant by the Nation in the amount of $2,719,141.04 plus interest accrued during these proceedings, for interest on the funds Claimant borrowed from Stillwater for the purchase of the Land, and

57.                      For an order requiring payment to Claimant by the Nation in the amount of $2,050,260.07 as reimbursement for Claimant’s operating Expenses, and

58.                      For an order requiring payment to Claimant by The Nation in the amount of $3,141,750 as reimbursement for Claimant’s payroll expense from June 2007 through March 31, 2011, and

59.                      For return of Claimant’s funds on deposit in an account of the Nation or an entity controlled by the Nation, in the amount of $25,000, plus interest from the date the funds were delivered to the Nation at 12 percent per annum, and

60.                      For an order requiring payment to Claimant by the Nation in the amount of $556,000.00 as reimbursement for the escrow deposit for the 3D Land, and

61.                      For an order requiring payment to Claimant by the Nation in the amount of 87,290.58 for interest on the escrow deposit for the 3D Land, and

62.                      For an order requiring payment to Claimant by the Nation in the amount of $8,570,674 as reimbursement for the escrow deposit for the Shawanga Land Option, and

63.                      For an order requiring payment to Claimant by The Nation in the amount of $470,053.43 as reimbursement of various licensing and legal fees paid by Claimant in furtherance of the DA and MA, and

64.                      For an order requiring payment to Claimant by the Nation in the amount of $143,500.67 as reimbursement for other licensing fees paid by Claimant in furtherance of the DA and MA, and

65.                      For an order requiring payment to Claimant by the Nation in an amount to be determined at the arbitration hearing for Claimant’s fees and costs incurred in bringing this action because of the Nation’s failure and refusal to comply with the dispute resolution provisions of the DA and MA, and

66.                      For an order requiring payment to Claimant by the Nation in the amount of $350 million for Claimant’s lost profits which would have been realized by performance of the DA and MA, and

67.                      For interest on all the foregoing stated amounts on the basis that all such funds are liquidated, determinable and certain, and

68.                      For an order requiring the Nation to disgorge all benefits it received from the payments of money and actions taken by Claimant on behalf of the Nation, and

69.                      For any and all other relief that may be determined to be justly and equitably owing to Claimant by the Nation.

Respectfully submitted this 4th day of April, 2011.

By:	/s/ Steve Talbot
STEVEN D. TALBOT, WSBA #21355
Lawyer for Claimant

DEMAND FOR ARBITRATION SUPPLEMENT